Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Official Payments Holdings, Inc. (the "Company"), for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alex P. Hart, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

1.	This Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended.
2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2012	/s/ Alex P. Hart
Alex P. Hart
President and Chief Executive Officer